AMENDMENT TO
LINE OF CREDIT AGREEMENTS

THIS AMENDMENT TO LINE OF CREDIT AGREEMENTS (this “Amendment”), dated as of May 24, 2013, is entered into by and between Marine Drive Mobile Corp., a Nevada corporation (the “Borrower”) and Quarry Bay Capital LLC, a Delaware limited liability company (the “Lender”).

RECITALS

WHEREAS, the Borrower and Lender have entered into that certain Line of Credit Agreement, dated January 20, 2012, as amended (the “January LOC Agreement”).

WHEREAS, the Borrower and Lender have entered into that certain Line of Credit Agreement, dated July 20, 2012, as amended (the “July LOC Agreement”, and together with the January LOC Agreement, the “LOC Agreements”).

WHEREAS, the amounts loaned pursuant to the LOC Agreements are convertible into shares of common stock of the Borrower or payable upon demand of the Lender, at the Lender’s option.

WHEREAS, to forestall the demand of repayment of the amounts loaned pursuant to the LOC Agreements at this time, the Borrower and Lender have agreed (i) to make certain changes to the LOC Agreements as set forth herein, including changes to the conversion price, interest rate and security interest of the LOC Agreements, and (ii) to grant to the Lender 10,000,000 shares of common stock of the Borrower.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Change to Interest Rate. Section 2 of each of the LOC Agreements is hereby amended and restated to read in its entirety as set forth below:

“Payment.  The Borrower shall pay to the Lender the amount of all indebtedness owing by the Borrower to the Lender in respect of this Amendment on demand, and shall pay interest thereon annually at the rate of six percent per annum, provided however, that effective as of January 1, 2013, the interest rate shall be increased to twelve percent per annum calculated annually.”

2. Change to Conversion Price. Section 8 of each of the LOC Agreements is hereby amended and restated to read in its entirety as set forth below

“Share Conversion.  The Lender shall have the right to convert all or any part of the unpaid indebtedness into shares of common stock of the Borrower at the price of $0.05 per share.”

3. Termination of Warrants.  Section 9 of the July LOC Agreement, entitled “Share Warrants”, is hereby deleted in its entirety, and any warrants to purchase any equity interest in the Company associated therewith (the “Share Warrants”) are hereby surrendered, terminated and of no further force or effect.  Immediately prior to the transactions contemplated by this Amendment, Lender is the sole owner of the Share Warrants, free and clear of all liens and encumbrances.  Neither the Share Warrants nor any interest therein had been sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise disposed of in any manner by the Lender or on its behalf and no person, firm or corporation has any right, title, claim, equity or interest in, to or respecting any of the Share Warrants.

4. Addition of Security Interest. A new Section 9 is hereby added to each of the LOC Agreements, which in both cases shall read in its entirety as set forth below:

“Security Interest.  The full amount of this Agreement is secured by the Collateral identified and described as security herefor in the Security Agreement between the Lender and the Borrower dated May 24, 2013, as the same may be modified, amended, supplemented or restated from time to time.”

5. Effect on LOC Agreements. Except as specifically amended and modified by this Amendment, all terms, conditions, covenants and agreements set forth in each of the LOC Agreements shall remain in full force and effect.

6. Issuance of Common Stock.

a.	Borrower agrees to issue to Lender 10,000,000 shares of the Borrower’s common stock (the “Securities”), subject to the restrictions and terms set forth herein.

b.
Lender is acquiring the Securities for Lender’s own account, for investment purposes only, and not with a view toward the resale or distribution thereof within the meaning of the Securities Act of 1933 (the “Act”), except pursuant to effective registrations or qualifications relating thereto under the Act and applicable state securities or blue sky laws or pursuant to an exemption therefrom.

c.
Lender is an “accredited investor” within the meaning of Regulation D of the rules and regulations promulgated under the Act and has such business or financial expertise as to be able to protect Lender’s own interests in connection with the purchase of the Securities

d.
Lender has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of Borrower with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of Borrower.  Lender has had access to such financial and other information as is necessary in order for the Lender to make a fully informed decision as to investment in Borrower, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Lender has had access.

e.
Lender  understands that:  (a) the Securities have not been registered under the Act or the securities laws of any state or other jurisdiction in reliance upon exemptions from such registration requirements for non-public offerings; (b) the Securities may not be sold, pledged or otherwise transferred except pursuant to effective registrations or qualifications relating thereto under the Act and other applicable securities laws or pursuant to an exemption therefrom; and (c)  Borrower is not under any obligation to register or qualify the Securities under the Act or any other applicable securities laws, or to take any action to make any exemption from any such registration provisions available.  Lender understands that Lender may not transfer any Securities unless such Securities are registered under the Act or qualified under applicable state securities laws or unless with respect to the Securities, in the reasonable opinion of counsel to Borrower, exemptions from such registration and qualification requirements are available.  Borrower may require an opinion to such effect from counsel to Lender reasonably satisfactory to Borrower.  Lender has also been advised that exemptions from registration and qualification may not be available or may not permit Lender to transfer all or any of the Securities in the amounts or at the times proposed by Lender.

f.
Lender will not sell, assign or transfer any of the Securities received by Lender in connection with this Amendment except (a) pursuant to an effective registration statement under the Act, (b) in conformity with the volume and other limitations of Rule 144 promulgated under the Act, or (c) in a transaction which, in the opinion of independent counsel to Lender delivered to Borrower and satisfactory to Borrower, is not required to be registered under the Act.  Borrower shall not have any obligation to effect a transfer of any Securities that is not in compliance with applicable federal and state securities laws.

g.
Lender has been advised and acknowledges that Securities and Exchange Commission Rule (“SEC”) Rule 144 promulgated under the Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Securities and, in any event, requires that the Securities be held for a minimum of six months (and the sale thereof may be subject to certain volume and other limitations under Rule 144), after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.  Lender understands that Rule 144 may indefinitely apply to and restrict transfer of the Securities if Lender is an “affiliate” of Borrower and “current public information” about Borrower (as defined in Rule 144) is not publicly available.

h.	Borrower may place the below legend or such other legends as it may reasonably deem appropriate, on each certificate or instrument representing Securities:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH IS NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE SECURITIES OR BLUE SKY LAWS AND, IN THE CASE OF A TRANSACTION NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL TO THE HOLDER REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT.

7. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of Delaware.

8. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.

[Remainder of Page Intentionally Blank – Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date and year first written above.

BORROWER:

Marine Drive Mobile Corp.

By: /s/ Colin Macdonald

Name: Colin Macdonald

Title: President

LENDER:

Quarry Bay Capital LLC

By: /s/ Tom Sharp

Name: Tom Sharp

Title: President

[Signature Page to Amendment to Line of Credit Agreements]